                                                                               .
                                                                               .
                                                                               .
                               ISPAT INLAND, L.P.

                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                             (dollars in thousands)


                                                             June 30,      December 31,
                                                               2005            2004
                                                             --------      -----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                  $  1,363        $  1,488
  Interest receivable from Ispat Inland Inc. (Note 5)          14,751          14,514
                                                             --------        --------

      Total current assets                                     16,114          16,002

INVESTMENT IN PREFERRED STOCK OF ISPAT INLAND INC.             90,000          90,000

NOTE RECEIVABLE FROM ISPAT INLAND INC.                        569,587         569,420

DEFERRED TAX ASSETS                                               301              64

DEFERRED CHARGES                                               13,571          14,458
                                                             --------        --------

      TOTAL ASSETS                                           $689,573        $689,944
                                                             ========        ========

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
  Accrued Interest                                           $ 14,033        $ 13,655
  Payables to related companies                                   513           1,108
                                                             --------        --------

      Total current liabilities                                14,546          14,763

LONG-TERM DEBT (Note 3)                                       569,587         569,420

NOTES PAYABLE TO ISPAT INLAND INC.                             15,765          15,849
                                                             --------        --------

      Total liabilities                                       599,898         600,032

PARTNERS' CAPITAL                                              89,675          89,912
                                                             --------        --------


TOTAL LIABILITIES AND PARTNERS' CAPITAL                      $689,573        $689,944
                                                             ========        ========



    See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

    CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited)
                             (dollars in thousands)


                                              Three months ended June 30        Six months ended June 30
                                              -------------------------         -------------------------
                                                2005             2004             2005             2004
                                              --------         --------         --------         --------
REVENUES:
   Interest income (Note 5)                   $ 14,760         $ 19,826         $ 29,129         $ 29,535
   Acretion income                                  83                -              166                -

EXPENSES:
  Interest expense                              14,480           19,539           28,708           28,554
  Administrative expense                            61                -               95               27
  Amortization expense                             336              602              966            2,918
                                              --------         --------         --------         --------

    Total expenses                              14,877           20,141           29,769           31,499
                                              --------         --------         --------         --------

LOSS BEFORE INCOME TAXES                           (34)            (315)            (474)          (1,964)

BENEFIT FROM INCOME TAXES (Note 4)                 (17)            (112)            (237)            (700)
                                              --------         --------         --------         --------

NET LOSS                                      ($    17)        ($   203)        ($   237)        ($ 1,264)
                                              ========         ========         ========         ========


OTHER COMPREHENSIVE INCOME, NET OF TAX               -                -                -                -
                                              --------         --------         --------         --------

COMPREHENSIVE LOSS                            ($    17)        ($   203)        ($   237)        ($ 1,264)
                                              ========         ========         ========         ========



    See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

                CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                             (dollars in thousands)


                                                                                          Six Months ended June 30
                                                                                           2005             2004
                                                                                        ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                              $    (237)        $  (1,264)

  Adjustments to reconcile net loss to net cash flows from operating activities:
     Amortization expense                                                                     966             3,046
     Deferred taxes                                                                          (237)             (701)
     Change in:
       Interest receivable from Ispat Inland Inc.                                            (237)          (21,082)
       Accrued interest payable                                                               378            20,020
       Receivable/payable from related company, net                                           770               658
                                                                                        ---------         ---------

             Net adjustments                                                                1,640             1,941
                                                                                        ---------         ---------

  Net cash flows from operating activities                                                  1,403               677
                                                                                        ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Repayments from Ispat Inland Inc. of note receivable                                          -           661,500
  Issuance of First Mortgage note receivable                                                    -          (794,878)
                                                                                        ---------         ---------

  Net cash flows from investing activities                                                      -          (133,378)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term debt                                                                    0          (661,500)
  Proceeds from long-term debt issued                                                           0           794,878
  Proceeds from note payable from Ispat Inland Inc.                                             0            20,661
  Financing fees paid                                                                         (79)          (20,661)
  Payments to Ispat Inland Inc. on note payable                                            (1,449)             (677)
                                                                                        ---------         ---------

  Net cash flows from financing activities                                                 (1,528)          132,701
                                                                                        ---------         ---------

     Net change in cash and cash equivalents                                                 (125)                0
     Beginning cash and cash equivalents                                                    1,488               137
                                                                                        ---------         ---------

     Ending cash and cash equivalents                                                   $   1,363         $     137
                                                                                        =========         =========

SUPPLEMENTAL DISCLOSURE:
   Cash paid during the period for:

       Interest                                                                         $  27,440         $   7,673
       Income taxes                                                                     $       -         $       -

   Non-cash activity:

       Conversion of accrued interest on Inland notes payable to debt                   $   1,365         $       -



    See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
                             (dollars in thousands)

1.  ORGANIZATION AND BUSINESS

     Ispat Inland, L.P. (the "Partnership"), formed on July 16, 1998, is a Delaware limited partnership. Ispat Sidbec Inc. is the limited partner with a 99% partnership interest and 9064-4816 Quebec Inc. is the general partner with a 1% partnership interest. Both are Canadian companies and indirect wholly owned subsidiaries of Mittal Steel Company N.V. ("Mittal"), formerly Ispat International N.V. On December 17, 2004, Ispat International N.V. completed its acquisition of LNM Holdings N.V. and changed its name to Mittal Steel Company N.V.

     The purpose of the Partnership and its subsidiaries is to provide a source of funding to Ispat Inland Inc. ("Inland"). Accordingly, on July 16, 1998, the Partnership entered into a Credit Agreement (the "Credit Agreement") for a senior secured term credit facility and letter of credit with a syndicate of financial institutions. On March 25, 2004, a newly created subsidiary of the Partnership issued $800,000 principal amount of senior secured notes: $150,000 of floating rate notes at LIBOR plus 6.75% due April 1, 2010 and $650,000 of fixed rate notes at 9.75% (issued at 99.212% to yield 9.875%) due April 1, 2014 (the "Senior Secured Notes") and retired all debt outstanding under the Credit Agreement. The Partnership and its subsidiaries are restricted from engaging in any business or activity other than those directly associated with the March 25, 2004 refinancing.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements of Ispat Inland, L.P. are unaudited, but in the opinion of management, contain all adjustments necessary to present fairly the financial position and results of operations and cash flows for the periods presented.

     The results of operations for the interim periods shown in this report are not necessarily indicative of the results to be expected for a full year.

     CONSOLIDATION POLICY

     The consolidated financial statements include the accounts of the Partnership and all its majority-owned subsidiaries which require consolidation. Intercompany transactions have been eliminated in consolidation.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the consolidated financial statements and related notes to financial statements. Changes in such estimates may affect amounts reported in future periods.

3.   LONG-TERM DEBT

     Debt consists of the following:

                                               June 30, 2005    December 31, 2004

          Series Y, due April 1, 2010            $150,000           $150,000
          Series Z. due April 1, 2014             422,500            422,500
          Series Z discount                        (2,913)            (3,080)
                                                 --------           --------

          Total long-term debt                   $569,587           $569,420
                                                 ========           ========


    On March 25, 2004, a newly created subsidiary of the Partnership issued $800,000 principal amount of senior secured notes: $150,000 of floating rate notes bearing interest at LIBOR plus 6.75% due April 1, 2010 and $650,000 of fixed rate notes bearing interest at 9.75% (issued at 99.212% to yield 9.875%) due April 1, 2014 (the "Senior Secured Notes"). Also on March 25, 2004, Inland issued $800,000 principal amount of First Mortgage Bonds (Series Y, in a principal amount of $150,000, and Series Z, in a principal amount of $650,000) to Ispat Inland Finance, LLC, a subsidiary of the Partnership, which, in turn, pledged them to the trustee for the Senior Secured Notes as security. The $775,500 net proceeds from the offering were used to retire the entire balance outstanding of $661,500 from the Credit Agreement dated July 16, 1998 for a senior secured term credit facility and letter of credit with a syndicate of financial institutions for which Credit Suisse First Boston was the agent, and to repay the entire balance outstanding of $105,000 under Inland's inventory revolving credit facility, with the remainder of the proceeds used to reduce the amount outstanding under Inland's receivables revolving credit facility.

   The Senior Secured Notes are also secured by a second position lien on the inventory of Inland. As further credit enhancement, the Senior Notes are fully and unconditionally guaranteed by Inland, certain subsidiaries of Inland, Mittal and certain other affiliates of Mittal.

   Inland is obligated to pay interest on the Series Y First Mortgage Bonds at the rate paid on the floating rate Senior Secured Notes, plus 1/2 of 1% per annum and on the Series Z First Mortgage Bonds at a rate of 10.25%.

   The terms of the Senior Secured Notes place certain limitations on the ability of Inland and its subsidiaries to, among other things, (i) incur additional indebtedness, (ii) pay dividends or make other distributions or repurchase or redeem stock, (iii) make investments, (iv) sell assets, (v) incur liens, (vi) enter into agreements restricting their subsidiaries' ability to pay dividends, (vii) enter into transactions with affiliates,
   (viii) engage in certain businesses and (ix) consolidate, merge or sell all or substantially all of its or their assets. The indenture under which the Senior Secured Notes were issued also contains limitations on the ability of the Partnership and the guarantors, other than Mittal and those that are not subsidiaries of Inland to, among other things, engage in business activities, other than performing their obligations under the indenture, incur additional indebtedness and pay dividends. Such indenture also contains limited covenants that are applicable to Mittal. These limitations are subject to a number of exceptions and qualifications. Mittal, Inland and the Partnership were in compliance with all covenants on June 30, 2005.

   On December 30, 2004, the Partnership redeemed $227.5 million principal amount of its 9 3/4% senior secured notes due 2014, at a redemption price equal to 109 3/4% of the outstanding principal amount redeemed, plus accrued and unpaid interest on such amount to, but excluding, December 30, 2004. Prior to the redemption of the notes, Mittal purchased $256.0 million of capital stock of Inland. Consistent with the terms of the indenture with respect to the notes, the cash proceeds from the stock offering were used to redeem the Series Z First Mortgage Bonds. After giving effect to this redemption, $442.5 principal amount of the 9 3/4 % senior secured notes due in 2014 remain outstanding.

4. INCOME TAXES

   An election under Treasury regulation Sec. 301.7701-3 has been made to treat the Partnership as a corporation for U.S. Federal tax purposes. Elections under the above-cited regulation have been made to treat the Partnership's wholly owned subsidiaries, 3019693 Nova Scotia U.L.C. and Ispat Inland U.L.C., and 3019693 Nova Scotia U.L.C.'s wholly owned subsidiary, Ispat Inland Finance, LLC, as single member, pass-through entities for U.S. federal tax purposes.

5.  RELATED PARTY TRANSACTIONS

   Interest income related to the Series U First Mortgage Bonds from Inland was $0 for the three and six months ended June 30, 2005 and $0 and $8,354 for the three and six months ended June 30, 2004, respectively. This note receivable arose on July 16, 1998 and had scheduled principal repayments similar to the Senior secured term credit facility. Interest income related to the Series Y and Z First Mortgage Bonds was $14,751 and $29,113 for the three and six months ended June 30, 2005 and $19,826 and $21,178 for the three and six months ended June 30, 2004, respectively. This note receivable arose on March 25, 2004 and has scheduled repayments similar to the Senior Secured Notes (see Note 3).

   Interest expense on the notes payable to Inland was $364 and $723 for the three and six months ended June 30, 2005 and $587 and $734 for the three and six months ended June 30, 2004, respectively. These notes payable arose on July 16, 1998 in connection with certain financing costs incurred by the Partnership related to the Senior secured term credit facility, costs incurred in relation to settlement of an interest rate collar, and costs associated with the March 25, 2004 issuance of the Senior Secured Notes. Interest on the notes payable to Inland are at 8% and 9.87% per annum, with payment due on April 2, 2014, unless the Partnership chooses to prepay. The interest on the notes payable is payable on their anniversary dates; if the Company does not pay the interest when due, it is then added to the principal amount outstanding on the notes.